Accounts Receivable	12 Months Ended
Dec. 31, 2018
Receivables [Abstract]
Accounts Receivable
Accounts receivable
Accounts receivable consist of the following:

As of December 31	2017[1]	2018
(in millions)	EUR	EUR

Accounts receivable, gross	1,744.9	1,504.9
Allowance for doubtful receivables	(4.6)	(6.7)
Accounts receivable, net	1,740.3	1,498.2

1.
As of January 1, 2018, ASML has adopted the new Revenue Recognition Standard (ASC 606) and Lease Standard (ASC 842). The comparative numbers have been adjusted to reflect these changes in accounting policies, see Note 1 General information / summary of significant accounting policies.

The non-current portion of accounts receivable is included in the non-current other assets, see Note 9 Other assets.
The decrease in accounts receivable as of December 31, 2018 compared to December 31, 2017 is due to timing of payments from customers.
The carrying amount of the accounts receivable approximates the fair value. We perform ongoing credit evaluations on our customers’ financial condition. We periodically review whether an allowance for credit losses is needed by considering factors such as historical payment experience, credit quality, aging of the accounts receivable balances, and current economic conditions that may affect a customer’s ability to pay.